Execution

GREENWICH CAPITAL ACCEPTANCE, INC.,

as Purchaser

and

MAIA MORTGAGE FINANCE STATUTORY TRUST,

as Seller

and

LUMINENT MORTGAGE CAPITAL, INC.

as Sponsor

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of May 1, 2006

Adjustable-Rate Mortgage Loans

Luminent Mortgage Trust 2006-4
Mortgage Loan Pass-Through Certificates, Series 2006-4

i

Schedule I:	Mortgage Loan Schedule
Schedule II:	Assignment Agreements

 ii

THIS MORTGAGE LOAN PURCHASE AGREEMENT, dated as of May 1, 2006 (the “Agreement”), is made and entered into among Luminent Mortgage Capital, Inc. (the “Sponsor”), Maia Mortgage Finance Statutory Trust (the “Seller”) and Greenwich Capital Acceptance, Inc. (the “Purchaser”).

W I T N E S S E T H

WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the “Mortgage Notes”) so indicated on Schedule I hereto, and the other documents or instruments constituting the Mortgage File (collectively, the “Mortgage Loans”);

WHEREAS, the Seller is a party to the following servicing agreements (each a “Servicing Agreement,” collectively, the “Servicing Agreements”) pursuant to which the Mortgage Loans are to be initially serviced by certain servicers as indicated below (each a “Servicer,” collectively, the “Servicers”):

1.   Amended and Restated Master Interim Servicing Agreement, dated as of January 1, 2006, between Greenwich Capital Financial Products, Inc. (“GCFP”) and GMAC Mortgage Corporation (“GMACM”), as servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of May 1, 2006, between GCFP, GMACM, the Sponsor and the Seller, and acknowledged by HSBC Bank, National Association, as trustee (in such capacity, the “Trustee”) and Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”);

2.   Master Flow Sale and Servicing Agreement, dated and effective as of May 1, 2006 (Adjustable Rate Conventional Mortgage Loans, Group No. 2004-NC1), as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of May 1, 2006, between GCFP, GMACM, the Sponsor and the Seller, and acknowledged by the Trustee and the Master Servicer;

3.   Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2006, between GCFP and National City Mortgage Co. (“National City”), as servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of May 1, 2006, between GCFP, National City, the Sponsor and the Seller, and acknowledged by the Trustee and the Master Servicer;

4.   Flow Sale and Servicing Agreement, dated as of January 24, 2006 (the “Paul Financial Servicing Agreement”), between the Sponsor, Mercury Mortgage Finance Statutory Trust, the Seller and Paul Financial, LLC (“Paul Financial”), as servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of May 1, 2006, between GCFP, Paul Financial, the Sponsor and the Seller, and acknowledged by the Trustee and the Master Servicer;

WHEREAS, the Seller, as of the date hereof, owns the mortgages or deeds of trust (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans, including the Mortgages, and assign the Seller’s rights under the Servicing Agreements and the Assignment Agreements (as defined herein) to the Purchaser pursuant to the terms of this Agreement; and

WHEREAS, pursuant to the terms of that certain Pooling and Servicing Agreement dated as of May 1, 2006 (the “Pooling and Servicing Agreement”), among the Purchaser, the Sponsor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and the Trustee, the Purchaser will convey the Mortgage Loans to the Trustee on behalf of the trust fund created by the Pooling and Servicing Agreement (the “Trust Fund”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.   Definitions.

“Assignment Agreements”: Each of the assignment and recognition agreements or reconstituted servicing agreements identified on Schedule II hereto.

“GCFP”: Greenwich Capital Financial Products, Inc.

“Reserved Rights”: With respect to each Mortgage Loan, any rights identified in the related Assignment Agreement as being reserved by the Seller and not assigned to the Purchaser pursuant to such Assignment Agreement.

“Servicing Fee”: With respect to each Servicer and the Mortgage Loans serviced by such Servicer and for any calendar month, the fee payable to the Servicer determined pursuant to the related Servicing Agreement.

“Servicing Rights”: With respect to any SRO Mortgage Loan, shall mean any and all of the following: (a) the right to terminate the SRO Servicer as servicer of such Mortgage Loan, with or without cause, subject to Section 3.03 of the Pooling Agreement; (b) the right to transfer the Servicing Rights and/or all servicing obligations with respect to such SRO Mortgage Loan, subject to Section 3.03 of the Pooling Agreement; (c) the right to the Servicing Fee, less an amount to be retained by the SRO Servicer, as its servicing compensation as agreed to by the SRO Owner and the SRO Servicer and (d) powers and privileges incident to any of the foregoing.

“SRO Mortgage Loans”: Each Mortgage Loan identified as such on the Mortgage Loan Schedule.

“SRO Owner”: GCFP, as owner of the Servicing Rights with respect to the SRO Mortgage Loans.

“SRO Servicer”: GMACM, in its respective capacity as Servicer of the related SRO Mortgage Loans.

Any capitalized term used but not defined herein and below shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

ARTICLE II

SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01.   Sale of Mortgage Loans; Assignment of the Servicing Agreements.

The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under (i) each Mortgage Loan (other than any premium amounts paid by the Seller in connection with the purchase of any Mortgage Loan) and the related Mortgage File, including the related Cut-off Date Principal Balance, all interest due thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date (and all principal received before the Cut-off Date to the extent such principal relates to a Monthly Payment due after the Cut-off Date) (other than (a) the Servicing Rights with respect to the SRO Mortgage Loans and (b) any Reserved Rights with respect to the Mortgage Loans); (ii) property which secured such Mortgage Loan that has become an REO Property; (iii) its interest in any insurance policies in respect of the Mortgage Loans (including any insurance proceeds) and (iv) all proceeds of any of the foregoing.

Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Purchaser all of its rights and interest (but none of its obligations) under the Servicing Agreements and the Assignment Agreements (other than (a) the Servicing Rights with respect to the SRO Mortgage Loans and (b) the Reserved Rights with respect to the Mortgage Loans. The Purchaser hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under the Servicing Agreements and the Assignment Agreements as if the Purchaser had been a party to each such agreement.

Section 2.02.   Obligations of the Seller Upon Sale and Assignment.

In connection with the transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-off Date, (i) its account number and (ii) the Cut-off Date Principal Balance and such file, which forms a part of Schedule A to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

In connection with such conveyance by the Seller, the Seller shall, on behalf of the Purchaser, cause the Custodian to deliver and deposit with the Trustee (or a custodian as its designated agent), as assignee of the Purchaser, on or before the Closing Date, the documents described in Section 2.01 of the Pooling and Servicing Agreement including, but not limited to, the original Mortgage Notes and the Servicing Agreements. Notwithstanding the foregoing, the Seller will not be under any obligation to deliver, indirectly through a custodian, any mortgage loan that is not a Mortgage Loan as defined herein.

The Seller hereby confirms to the Purchaser and the Trustee that it has made the appropriate entries in its general accounting records, to indicate that the Mortgage Loans have been transferred to the Trustee, or a custodian appointed pursuant to the Pooling and Servicing Agreement to act on behalf of the Trustee, and that the Mortgage Loans constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

The Purchaser hereby acknowledges its acceptance of all right, title and interest in, to and under the Mortgage Loans and other property, and its rights under the Servicing Agreements and the Assignment Agreements, now existing or hereafter created, conveyed to it pursuant to Section 2.01 hereof.

The parties hereto intend that the transaction set forth herein be a non-recourse sale by the Seller to the Purchaser of all of the Seller’s right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01. Nonetheless, in the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law, including, without limitation, Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state). The Seller authorizes the Purchaser, to the extent consistent with this Agreement, to take such actions with respect to the filing and continuation of UCC financing statements as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, the Seller hereby agrees to take such actions on the Closing Date required of the Seller by Section 2.01 of the Pooling and Servicing Agreement as are necessary under applicable law (including but not limited to the relevant UCC) in order to perfect the interest of the Trustee in the related Mortgaged Property.

Section 2.03.   Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $511,061,991.38 (which amount includes accrued interest), and transfer of the Class X, Class PO, Class ES and Class A-R Certificates and the Subordinate Certificates to the Seller (the “Purchase Price”). The Seller shall pay, and be billed directly for, all reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, fees and expenses of Purchaser’s counsel, fees of the rating agencies requested to rate the Certificates, accountant’s fees and expenses and other out-of-pocket costs, if any.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01.   Sponsor Representations and Warranties Relating to the Mortgage Loans.

(a)  With respect to each Assignment Agreement, the Sponsor hereby makes the representation that with respect to each representation and warranty with respect to any Mortgage Loan made by either GCFP or the related Originator that is made as of May 22, 2006, no event has occurred in respect of the Mortgage Loans since such date that would render such representations and warranties to be untrue in any material respect as of the Closing Date.

(b)  With respect to any breach of representation or warranty set forth in this Section 3.01, the Sponsor shall cure, repurchase or substitute the related Mortgage Loan in accordance with and in the manner specified in the Pooling and Servicing Agreement. In any event, however, the Sponsor shall not be responsible for any delinquencies on the Mortgage Loans after the related Cut-off Date.

Section 3.02.   Representations and Warranties.

(a)  The Seller represents, warrants and covenants to the Purchaser as of the Closing Date or as of such other date specifically provided herein:

(i)   the Seller is duly organized, validly existing and in good standing as a business trust under the laws of the State of Maryland and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;

(ii)   the Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, and assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or other similar laws in relation to the rights of creditors generally;

(iii)   the Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as the case may be, as should have been obtained or filed, prior to the Closing Date.

(iv)   the execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller’s articles of incorporation or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

(v)   the Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(vi)   the Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(vii)   to the extent that GCFP has delivered good, marketable and indefeasible title to the Mortgage Loans to the Seller, the Seller has good, marketable and indefeasible title to the Mortgage Loans, free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans and upon the payment of the Purchase Price by the Purchaser, the Purchaser will have good and marketable title to the Mortgage Notes and Mortgage Loans, free and clear of all liens or encumbrances other than any security interest that is being released on the Closing Date and the Seller has not received any notice or otherwise has any actual knowledge of any title impairment with respect to the Mortgage Loans;

(viii)   the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

(ix)   there are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

(x)   no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

(xi)   the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

(xii)   the Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans to the Depositor, nor is the Seller aware of any pending insolvency.

(b)  The Sponsor represents, warrants and covenants to the Purchaser as of the Closing Date or as of such other date specifically provided herein:

(i)   the Sponsor is duly organized, validly existing and in good standing as a corporation under the laws of the State of Maryland and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;

(ii)   the Sponsor has the power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Sponsor has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, and assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Sponsor, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or other similar laws in relation to the rights of creditors generally;

(iii)   the execution and delivery of this Agreement by the Sponsor and the performance of and compliance with the terms of this Agreement will not violate the Sponsor’s articles of incorporation or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Sponsor is a party or which may be applicable to the Sponsor or its assets;

(iv)   the Sponsor is not in violation of, and the execution and delivery of this Agreement by the Sponsor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Sponsor or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Sponsor or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(v)   the Sponsor does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(vi)   there are no actions or proceedings against, or investigations known to it of, the Sponsor before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement or (B) that might prohibit or materially and adversely affect the performance by the Sponsor of its obligations under, or validity or enforceability of, this Agreement; and

(vii)   no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sponsor of, or compliance by the Sponsor with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained.

Section 3.03.   Remedies for Breach of Representations and Warranties.

It is understood and agreed that (i) the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and the Trustee, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File and (ii) the remedies for the breach of such representations and warranties and for the failure to deliver the documents referred to in Section 2.02 hereof shall be as set forth in Section 2.03 of the Pooling and Servicing Agreement.

It is understood and agreed that the representations and warranties set forth in Section 3.01 hereof shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

ARTICLE IV

SELLER’S COVENANTS

Section 4.01.   Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any lien on any Mortgage Loan, or any interest therein; it will notify the Trustee, as assignee of the Purchaser of the existence of any lien on any Mortgage Loan immediately upon discovery thereof; and it will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Properties (1) liens of real property taxes and assessments (except as otherwise represented in connection with the sale of the related Mortgage Loan) and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the related Originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage.

ARTICLE V

ATTORNEYS’ FEES

Section 5.01.   Attorneys’ Fees. If any action or proceeding arising under this Agreement is finally adjudicated by a court of competent jurisdiction, the unsuccessful party shall pay reasonable attorneys’ fees and costs of the successful party.

ARTICLE VI

TERMINATION

Section 6.01.   Termination. The respective obligations and responsibilities of the Seller, the Sponsor and the Purchaser created hereby shall terminate, except for the obligations under Section 5.01, upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.01.   Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the parties hereto.

Section 7.02.   Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.03.   Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

if to the Seller:

Maia Mortgage Finance Statutory Trust

One Commerce Square,

2005 Market Street, Suite 2100

Philadelphia, PA 19103

Attention: Luminent 2006-4

Telephone: (215) 564-5900

or such other address as may hereafter be furnished to the Purchaser and the Sponsor in writing by the Seller.

if to the Sponsor:

Luminent Mortgage Capital, Inc.

One Commerce Square,

2005 Market Street, Suite 2100

Philadelphia, PA 19103

Attention: Luminent 2006-4

Telephone: (215) 564-5900

Fax: (215) 564-5990

or such other address as may hereafter be furnished to the Purchaser and the Seller in writing by the Sponsor.

if to the Purchaser:

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Attention: Legal Department

or such other address as may hereafter be furnished to the Seller and the Sponsor in writing by the Purchaser.

Section 7.04.   Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 7.05.   Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, which may be transmitted by telecopier each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 7.06.   Further Agreements.

The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Certificates representing interests in the Trust Fund, including the Mortgage Loans.

Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of the Certificates. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with the offering of the Certificates.

Section 7.07.   Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging such Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. Further, and without limiting the foregoing, the transfer of the Mortgage Loans to the Depositor at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review. The transfer of the Mortgage Loans to the Purchaser at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a financing.

Section 7.08.   Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Sponsor, the Purchaser and the Trustee. The obligations of the Seller and the Sponsor under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser’s sole discretion, except that the Purchaser acknowledges and agrees that the Seller and the Sponsor may assign its obligations hereunder to any Person into which the Seller or the Sponsor is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Sponsor is a party or any Person succeeding to the business of the Seller or the Sponsor; provided that such Person executes and an agreement of assumption to perform every obligation of the Seller or the Sponsor, as applicable, under this Agreement. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans and the rights of the Seller under the Servicing Agreements and the Assignment Agreements for the purpose of contributing them to a trust that will issue the Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser’s rights against the Seller and the Sponsor pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller and the Sponsor pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly. The Seller or the Sponsor, as applicable, shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section 7.08 to the Trustee.

Section 7.09.   Survival. The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

IN WITNESS WHEREOF, the Seller, the Sponsor and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

GREENWICH CAPITAL ACCEPTANCE, INC.,
as Purchaser
By:	/s/ Vinu Phillips

Name: Vinu Phillips
Title: Senior Vice President

MAIA MORTGAGE FINANCE STATUTORY TRUST,
as Seller
By:	/s/ Christopher J. Zyda

Name: Christopher J. Zyda
Title: Trustee and President

LUMINENT MORTGAGE CAPITAL, INC.,
as Sponsor
By:	/s/ Christopher J. Zyda

Name: Christopher J. Zyda
Title: Chief Financial Officer

STATE OF CONNECTICUT	)
	)	ss.:
COUNTY OF FAIRFAX	)

On the 24th day of May 2006 before me, a Notary Public in and for said State, personally appeared Vinu Phillips, known to me to be a SVP of GREENWICH CAPITAL ACCEPTANCE, INC., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kimberly J. Donnelly

Notary Public

My Commission Expires on 6/30/09

Kimberly J. Donnelly
Notary Public
My Commission Expires on 6/30/09

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF SAN FRANCISCO	)

On the 25th day of May 2006 before me, a Notary Public in and for said State, personally appeared Christopher J. Zyda, known to me to be a Trustee and President MAIA MORTGAGE FINANCE STATUTORY TRUST, the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said business trust, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Katie Anne O’Brien	Katie Anne O’Brien
Commission No. 1655050
Notary Public	Notary Public – California
San Francisco County
My Commission Expires on March 28, 2010	My Commission Expires March 28, 2010

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF SAN FRANCISCO	)

On the 25th day of May 2006 before me, a Notary Public in and for said State, personally appeared Christopher J. Zyda known to me to be a Chief Financial Officer LUMINENT MORTGAGE CAPITAL, INC. the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Katie Anne O’Brien	Katie Anne O’Brien
Commission No. 1655050
Notary Public	Notary Public – California
San Francisco County
My Commission Expires on March 28, 2010	My Commission Expires March 28, 2010

SCHEDULE I

MORTGAGE LOAN SCHEDULE

[To be retained in a separate closing binder entitled “Luminent 2006-4 Mortgage Loan

Schedule” at the Washington DC Offices of McKee Nelson LLP]

SCHEDULE II

LIST OF ASSIGNMENT AGREEMENTS

1.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and GMAC Mortgage Corporation.

2.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and Home Savings Mortgage.

3.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and Just Mortgage, Inc.

4.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Greenwich Capital Acceptance, Inc., as assignee, and National City Mortgage Co.

5.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and Paul Financial, LLC (November 2005 Flow).

6.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and Secured Bankers Mortgage Company.

7.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and Loan Center of California, Inc.

8.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and Loan Link Financial Services.

9.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and Metrocities Mortgage LLC.

10.	Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and MortgageIT, Inc.

11.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and Plaza Home Mortgage, Inc.

12.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and Residential Mortgage Capital.

13.

Assignment and Recognition Agreement, dated as of May 22, 2006 among Greenwich Capital Financial Products, Inc., as assignor, Maia Mortgage Finance Statutory Trust, as assignee, and Paul Financial, LLC (February 2006 Flow).